EXHIBIT 10.2


	   AMENDMENT NO. 1 TO AMENDED AND RESTATED
	     GENERAL LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 ("Amendment") dated as of April 3, 1995 to that certain Amended and Restated General Loan and Security Agreement by and between BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation ("Debtor"), and THE FIFTH THIRD BANK ("Lender"), dated as of June 15, 1989 and restated as of February 24, 1994 (the "Agreement").

     WHEREAS, Debtor and Lender have agreed to amend the Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, intending to be legally bound the parties hereto agree as follows:

     A. Capitalized terms used and not otherwise defined herein are used with the meaning set forth in the Agreement.

     B. Pursuant to Section 5.17 of the Agreement, Lender hereby acknowledges the retirement of Harry F. Forbes, Jr. and affirms that Debtor has replaced Harry F. Forbes, Jr. with a person satisfactory to lender.

     C. The Support Letter agreement dated February 24, 1994 from Harry F. Forbes, Jr. to Lender is hereby terminated.

     D. Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect. Debtor acknowledges that Lender has made no oral representations to Debtor with respect to the Agreement and this Amendment thereto and that all prior understandings between the parties are merged into the Agreement as amended by this writing.

     E. This Amendment shall be considered an integral part of the Agreement, and all references to the Agreement in the Agreement itself or any document referring thereto shall, on and after the date of execution of this Amendment, be deemed to be references to the Agreement as amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.


				 BALDWIN PIANO & ORGAN COMPANY

				 By:   C. R. JUENGLING

				 Its:  Vice President



				 THE FIFTH THIRD BANK

				 By:   ANDREW G. BOWES

				 Its:  Assistant Vice President



		CONSENT OF GUARANTOR

     The undersigned hereby consent to the execution by BALDWIN PIANO & ORGAN COMPANY (the "Debtor"), of Amendment No. 1 of even date to the Amended and Restated General Loan and Security Agreement between Debtor and The Fifth Third Bank dated as of June 15, 1989 and restated as of February 24, 1994 (the "Agreement"), and agree that the General Continuing Guaranty of each of the undersigned dated as of June 15, 1989 is applicable to all of the obligations under the Agreement as amended by such Amendment No. 1.

Dated:  April 3, 1995
			      INMOBILIARIA TECNICA INDUSTRIAL, S.A.

			      By:   C. R. JUENGLING

			      Its:  Vice President




Dated:  April 3, 1995         FABRICANTES TECNICOS, S.A.

			      By:  C. R. JUENGLING

			      Its:  Vice President




Dated:  April 3, 1995         THE BALDWIN PIANO COMPANY
			      (CANADA) LIMITED

			      By:   C. R. JUENGLING

			      Its:  Vice President